UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2014

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)
(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2014 the Board of Directors of First Business Financial Services, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Annual Incentive Bonus Plan (the “Plan”). Prior to the Amendment, the Plan provided that First Business Financial Services, Inc., First Business Bank (exclusive of First Business Capital Corp., First Business Factors, First Business Equipment Finance, LLC and First Business Trust & Investments), First Business Bank - Milwaukee and First Business Bank - Northeast use three equally weighted performance measures: (1) return on assets; (2) core earnings; (3) analyzed service charges (net of waives). Prior to the Amendment, the Plan additionally provided for the following performance measures: First Business Capital Corp. would use the following three equally weighted performance measures: (1) return on assets; (2) core earnings; (3) net income; First Business Factors would use the following two equally weighted performance measures: (1) return on assets and (2) core earnings; First Business Equipment Finance, LLC would use the following two equally weighted performance measures: (1) net revenue and (2) credit quality and First Business Trust & Investments would use the following three equally weighted performance measures: (1) core earnings; (2) revenue from new assets under management from existing clients; (3) revenue from new assets under management from new clients.
The Amendment changed the performance measures as follows: First Business Financial Services, Inc., First Business Bank (exclusive of First Business Capital Corp., First Business Factors, First Business Equipment Finance, LLC and First Business Trust & Investments), First Business Bank - Milwaukee and First Business Bank - Northeast will use the following three equally weighted performance measures: (1) return on assets; (2) top line revenue; (3) analyzed service charges (net of waives). First Business Capital Corp. and First Business Factors will use the following three equally weighted performance measures: (1) return on assets; (2) top line revenue; (3) net income. First Business Equipment Finance, LLC will use the following two equally weighted performance measures: (1) top line revenue and (2) credit quality. First Business Trust & Investments will use the following three equally weighted performance measures: (1) top line revenue; (2) revenue from new assets under management from existing clients; (3) revenue from new assets under management from new clients.
The foregoing description of the Plan, as amended, is qualified in its entirety to the full text of the Plan, as amended, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed herewith:

(10.1) First Business Financial Services, Inc. Annual Incentive Bonus Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: January 28, 2014	By: /s/ Barbara M. Conley
Barbara M. Conley
Senior Vice President and General Counsel

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1        Annual Incentive Bonus Plan of First Business Financial Services, Inc., dated January 24, 2014.